SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2008 (January 24, 2008)

FLAGSHIP GLOBAL HEALTH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30556	11-3210792
(State or Other Jurisdiction or Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West 42nd Street
23rd Floor
New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 340-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 21, 2008, the Board of Directors of Flagship Global Health, Inc. (the “Company”) approved and adopted the Amendment and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated By-Laws amend and restate the provisions of the By-Laws of the Company in their entirety. A copy of the Amended and Restated By-Laws is included as Exhibit 3.2 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Exhibit
3.2	Amended and Restated Bylaws of Flagship Global Health, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2008

FLAGSHIP GLOBAL HEALTH, INC.

By:	/s/ John H. Flood III
Name:John H. Flood III
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Flagship Global Health, Inc.